UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 23, 2009

(Exact name of registrant as specified in its charter)

Connecticut	1-15052	06-1541045
(State or other jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

157 Church Street, New Haven, Connecticut		06506
(Address of principal executive offices)		(Zip Code)

Registrant's Telephone Number,
Including Area Code		(203) 499-2000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 (e) Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Directors

At its March 23, 2009 meeting, the Compensation and Executive Development Committee (CEDC) of the Board of Directors (Board) of UIL Holdings Corporation (UIL Holdings) approved, among other actions, the following:

1.
The CEDC approved targets and measures for annual incentive awards for 2009 performance under the UIL Holdings Corporation 2008 Stock and Incentive Compensation Plan (“the 2008 Plan”) to James P. Torgerson, Richard J. Nicholas, Anthony J. Vallillo, Richard J. Reed and Linda L. Randell.  The annual incentive awards are payable in cash in 2010 in amounts ranging individually from 37% to 70% of such executives’ annual base salary, if corporate performance goals are achieved at target related to (a) net income and cash flow of UIL Holdings, and (b) reliability and safety metrics of UIL Holdings’ principal business unit, The United Illuminating Company (UI).

2.	The CEDC approved long-term incentive grants under the 2008 Plan, as detailed below:

Name	Position	Target Number of Performance Shares Granted
James P. Torgerson	President and Chief Executive Officer	32,180
Richard J. Nicholas	Executive Vice President and Chief Financial Officer	10,740
Linda L. Randell	Senior Vice President, General Counsel and Corporate Secretary	9,740
Anthony J. Vallillo	President and Chief Operating Officer, The United Illuminating Company	18,330
Richard J. Reed	Vice President Electric System, The United Illuminating Company	4,290

In general, the performance shares granted vest at the end of the three-year period ending December 31, 2011.  The issuance of performance shares upon vesting, if any, will be based upon the achievement of goals relating to UIL Holdings’ total shareholder return and net income over the three-year period ending December 31, 2011.  For the executives listed above, the actual number of performance shares issued will be based on the level of performance achieved, but shall not exceed 112,920 performance shares.

3.
As previously noted in a Form 8-K filed on January 10, 2006, Mr. Torgerson’s employment agreement entitles him to an annual grant of restricted stock equal to the number of shares which result from dividing 15% of his initial base salary by the fair market value of UIL Holdings common stock on the grant date, but limited to no more than 3,333 shares per year.  Each annual grant vests ratably over a five-year period.  Based on the fair market value of UIL Holdings common stock on March 23, 2009, the CEDC approved a grant of 3,333 restricted shares.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UIL HOLDINGS CORPORATION
Registrant

Date: 03/26/09	By /s/ Steven P. Favuzza
Steven P. Favuzza
Vice President and Controller